Talcott Resolution Life and Annuity Insurance Company
Talcott Resolution Life and Annuity Insurance Company Separate Account Three:
The Director M Outlook

Supplement dated June 8, 2023 to the updating summary prospectus dated May 1, 2023
This supplement to the updating summary prospectus outlines changes in fund fees related to certain investment options since the updating summary prospectus dated May 1, 2023. This may not reflect all of the changes that have occurred since you entered into your Contract. The changes are related to:
2. Key Information Table
Appendix A - Funds Available Under the Contract
All other provisions outlined in your updating summary prospectus remain unchanged. This supplement is for informational purposes and requires no action on your part.
In section 2. Key Information Table: The table in “Ongoing Fees and Expenses (annual charges)” reflecting the current fees and expenses of the contract that you pay each year, depending on the options you choose, is deleted and replaced with the following table:

Annual Fee	Minimum	Maximum
Base Contract	1.61%¹	1.61%¹
Investment Options (fund fees and expenses)	0.14%²	1.79%²
Optional benefits available for an additional charge (for a single optional benefit, if elected)	0.20%[1]	1.50%[3]
1 As a percentage of average daily Sub-Account Values.
2 As a percentage of fund net assets.
3 As a percentage of average daily Benefit Amount or Payment Base depending on the optional benefit selected.
In section 2. Key Information Table: The table in “Ongoing Fees and Expenses (annual charges)” showing the lowest and highest cost you could pay each year, based on current charges is deleted and replaced with the following table:

Lowest Annual Cost: $2,067	Highest Annual Cost: $5,302
Assumes:	Assumes:
•Investment of $100,000	•Investment of $100,000
•5% annual appreciation	•5% annual appreciation
•Least expensive fund fees and expenses	•Most expensive combination of optional benefits and fund fees and expenses
•No sales charges or advisory fees	•No sales charges or advisory fees
•No additional premium payments, transfers or withdrawals	•No additional premium payments, transfers or withdrawals
•No optional benefits

In Appendix A - Funds Available Under the Contract: the following fund fees are updated as follows:

Fund and Adviser/Subadviser	Current Expenses
AB VPS Balanced Hedged Allocation Portfolio - Class B Adviser: AllianceBernstein, L.P.	0.98%
AB VPS International Value Portfolio - Class B Adviser: AllianceBernstein, L.P.	1.13%*
AB VPS Relative Value Portfolio - Class B (formerly AB VPS Growth and Income Portfolio) Adviser: AllianceBernstein, L.P.	0.84%
AB VPS Sustainable International Thematic Portfolio - Class B Adviser: AllianceBernstein, L.P.	1.79%*
Allspring VT International Equity Fund - Class 2 Adviser: Allspring Funds Management, LLC Subadviser: Allspring Global Investments, LLC	0.95%*
Invesco V.I. Global Fund - Series II Adviser: Invesco Advisers, Inc.	1.06%

This supplement should be retained for future reference.

HV-7969